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                                                                 Arthur Andersen





Consent of Independent Public Accountants


To the Shareholder and Trustees of
Pioneer Global Value Fund

     As independent public accountants, we hereby consent to the use of our report on Pioneer Global Value Fund dated August 29, 2001 (and to all references to our firm) included in or made a part of Pioneer Global Value Fund's Post-Effective Amendment No. 1 and Amendment No. 3 to Registration Statement File Nos. 333-63686 and 811-10425, respectively.



/s/ Arthur Andersen LLP
Boston, Massachuestts
October 11, 2001